UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

Culp, Inc.

(Exact name of Registrant as Specified in Its Charter)

North Carolina	1-12597	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. English Rd 5th Floor
High Point, North Carolina		27262
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 336 889-5161

,

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.05 per share	CULP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Planned Retirement of Chief Financial Officer

On January 16, 2026, Kenneth R. Bowling, Culp, Inc.’s (the “Company”) Executive Vice President, Chief Financial Officer, and Treasurer, as well as its principal financial officer, notified the Company of his plan to retire at the end of calendar year 2026, after approximately 30 years with the Company. The advanced notice and planning is intended to facilitate a strategic and orderly transition of Mr. Bowling’s duties and responsibilities. Mr. Bowling will continue to serve in his current position and capacity with the Company until the earlier of December 31, 2026, or the appointment of his successor. Mr. Bowling has agreed to assist in the transition to a new chief financial officer, and the Company has agreed to pay Mr. Bowling his current compensation, and benefits for which he is eligible, through December 31, 2026. The Company has initiated a comprehensive external search for Mr. Bowling’s successor.

Mr. Bowling’s retirement is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Resignation of Principal Accounting Officer

On January 12, 2026, Ronald S. Chandler notified the Company of his decision to resign from his position as Vice President and Corporate Controller and his capacity as the Company’s principal accounting officer. Mr. Chandler’s resignation will be effective as of February 13, 2026, and he will continue serving in his current position and capacity through such date.

Mr. Chandler’s resignation is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Following the effective date of Mr. Chandler’s resignation, Mr. Bowling will assume the role and responsibilities of principal accounting officer on an interim basis. Mr. Bowling’s biographical information is disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 15, 2025, and such information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 16, 2026	By:	/s/ Justin M. Grow
Justin M. Grow Vice President and General Counsel